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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): March 1, 2002
                                                         -------------

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                ----------------------------------------------
              (Exact Name of registrant specified in its charter) (Originator of the Chase Credit Card Master Trust)



                                   333-83484

United States                      333-68236                        22-2382028
-------------                      ---------                        ----------
(State or other            (Commission File Number)            (I.R.S. employer
Jurisdiction of                                              Identification No.)
Incorporation)

                   White Clay Center Building 2000 Route 273
                            Newark, Delaware 19711
                            ----------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000.

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Item 5.  Other Events
         ------------

          On March 5, 2002, the First Omnibus Amendment to the Series Supplements and the Second Amendment to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15,1999 as amended by the First Amendment thereto dated as of March 31, 2001, among Chase Manhattan Bank USA, National Association, as Transferor, JPMorgan Chase Bank, as Servicer, and The Bank of New York, as Trustee became effective. Among other things, these amendments changed the governing law of the pooling and servicing agreement and the supplements to Delaware and effected other changes intended to ensure that the transfers of receivables under the pooling and servicing agreement continue to be accounted for as sales under generally accepted accounting principles.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
         -----------------------------------------------------------------

Exhibits
99.1 First Omnibus Amendment to the Series Supplements, dated as of March 1, 2002, Chase USA, as Transferor on and after June 1, 1996, JPMorgan Chase Bank, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

99.2 Second Amendment to the Third Amended and Restated Pooling and Servicing Agreement, dated as of March 1, 2002, among Chase USA, as Transferor on and after June 1, 1996, JPMorgan Chase Bank, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

99.3 Opinion of Simpson Thacher and Bartlett - Amendment Opinion, dated as of March 5, 2002.

99.4 Opinion of Simpson Thacher and Bartlett - Tax Opinion regarding First Omnibus Amendment to the Series Supplements, dated as of March 1, 2002.

99.5 Opinion of Simpson Thacher and Bartlett - Tax Opinion regarding Second Amendment to the Pooling and Servicing Agreement, dated as of March 1, 2002.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHASE MANHATTAN BANK USA,
                                        NATIONAL ASSOCIATION



                                        By:   /s/   Keith Schuck
                                           ---------------------------------
                                              Name:  Keith Schuck
                                              Title: Senior Vice President



Date: March 6, 2002

                               INDEX TO EXHIBITS
                               -----------------

Exhibit             Exhibit                                      Sequentially
-------             -------                                      ------------
Number                                                           Numbered Pages
------                                                           --------------


99.1 First Omnibus Amendment to the Series Supplements, dated as of March 1, 2002, Chase USA, as Transferor on and after June 1, 1996, JPMorgan Chase Bank, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

99.2 Second Amendment to the Third Amended and Restated Pooling and Servicing Agreement, dated as of March 1, 2002, among Chase USA, as Transferor on and after June 1, 1996, JPMorgan Chase Bank, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

99.3 Opinion of Simpson Thacher and Bartlett - Amendment Opinion, dated as of March 5, 2002.

99.4 Opinion of Simpson Thacher and Bartlett - Tax Opinion regarding First Omnibus Amendment to the Series Supplements, dated as of March 1, 2002.

99.5 Opinion of Simpson Thacher and Bartlett - Tax Opinion regarding Second Amendment to the Pooling and Servicing Agreement, dated as of March 1, 2002.